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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                              ________________


                                  FORM 8-K
                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 7, 1996

                              ________________


                                 PRONET INC.
            (Exact name of issuer as specified in its charter)


        DELAWARE                    0-16029                 75-1832168
(State or other             (Commission File Number)     (I.R.S. Employer
jurisdiction of                                       Identification Number)
incorporation)

   6340 LBJ FREEWAY                                           75240
    DALLAS, TEXAS                                           (Zip Code)
(Address of Principal
  Executive Offices)



     Registrant's telephone number, including area code: (214) 687-2000


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ITEM 5. OTHER EVENTS.

     (a) SIGNING OF LETTER OF INTENT FOR GEORGIALINA COMMUNICATION COMPANY AND AFFILIATES.

     On April 7, 1996, the Company signed a letter of intent to acquire all of the outstanding capital stock of Georgialina Communication Company and affiliates ("Georgialina") for approximately $11.6 million. This transaction is subject to various conditions and approvals and is anticipated to close in the third quarter of 1996. See Exhibit 99.4 for the related press release.

     (b)  SIGNING OF DEFINITIVE AGREEMENT  FOR TELETOUCH COMMUNICATIONS, INC.

     On April 16, 1996, ProNet Inc. (the "Company") signed a definitive agreement to merge with Teletouch Communications, Inc. ("Teletouch"). This transaction is subject to various conditions and approvals and is anticipated to close mid-year 1996. See attached Exhibit 99.1 for the related press release.

     (c)  NEGOTIATIONS CEASED WITH REISENWEAVER COMMUNICATIONS, INC.

     On April 16, 1996, the Company announced that it had elected to cease negotiations to acquire Reisenweaver Communications, Inc. This acquisition, which was previously announced in 1995, would have added 9,000 subscribers to the Company's existing base. See attached Exhibit 99.1 for the related press release.

     (d)  SIGNING OF DEFINITIVE AGREEMENT  WITH MOTOROLA INC.

     On April 19, 1996, the Company signed a definitive agreement to purchase a nationwide license (931.9125 MHz Radio Common Carrier frequency) and associated system equipment (the "Nationwide License") from Motorola, Inc. ("Motorola") for approximately $43 million. This transaction is subject to various conditions and approvals and is anticipated to close mid-year 1996. See Exhibit 99.2 for the related press release.

     (e) SIGNING OF DEFINITIVE AGREEMENT FOR PAC-WEST TELECOMM, INC. AND SUBSIDIARY.

     On April 25, 1996, the Company signed a definitive agreement to acquire the paging divisions of Pac-West Telecomm, Inc. and subsidiary ("PacWest") for approximately $19 million. This transaction is subject to various conditions and approvals and is anticipated to close in the third quarter of 1996. See Exhibit 99.3 for the related press release.

     (f)  SIGNING OF LETTER OF INTENT FOR VENTURES IN PAGING, L.C.

     On May 1, 1996, the Company signed a letter of intent to acquire substantially all of assets of Ventures in Paging, L.C. ("VIP") for approximately $6.1 million. This transaction is subject to various conditions and approvals and is anticipated to close in the third quarter of 1996. See Exhibit 99.4 for the related press release.

     (g)  FILING OF FORM S-3 REGISTRATION STATEMENTS.

     On May 8, 1996, the Company announced that it had filed two Form S-3 Registration Statements with the Securities and Exchange Commission relating to the proposed public offerings of 4,000,000 shares of its common stock (the "Equity Offering") and $100 million principal amount of senior subordinated notes due 2006 (the "New Notes" and, together with the Equity Offering, the "Offerings"). The Registration Statements were declared effective on May 30, 1996. The Company increased the principal amount of its New Notes to $120 million. The Company anticipates completing the Offerings during the first week of June of 1996. See Exhibit 99.5 and Exhibit 99.7 for the related press releases.

     (h)  PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND NOTES.

     Attached hereto as Exhibit 99.7 are certain pro forma condensed consolidated financial statements and notes thereto of the Company of its completed and pending acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following pro forma financial information is attached hereto and filed as part of this report:

     (b)  PRO FORMA FINANCIAL INFORMATION.

          - Unaudited Pro Forma Condensed Consolidated Balance Sheet for the Company as of March 31, 1996, consolidating the assets and certain liabilities of the Company, PacWest, Georgialina, VIP, Teletouch, Premier Paging, Inc. ("Premier"), Russell's Communications, Inc., dba LaPageCo ("LaPageCo"), Dave Fant Company dba Oklahoma Radio Systems ("Oklahoma"),

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             Cimarron Paging, Inc. ("Cimarron"), Hyde's Stay in Touch, Inc.
             ("Stay in Touch"), AACS Communications, Inc. ("AACS") and Warren Communications, Inc. ("Warren").

          - Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Company for the year ended December 31, 1995, incorporating the operating revenues and expenses of the Company, Teletouch, Signet Paging of Charlotte, Inc. ("Signet Charlotte"), Carrier Paging Systems, Inc. ("Carrier"), All City Communication Company, Inc. ("All City"), Metropolitan Houston Paging Services, Inc. ("Metropolitan"), Americom Paging Corporation ("Americom"), Gold Coast Paging, Inc. ("Gold Coast"), Lewis Paging, Inc. ("Lewis"), Paging & Cellular of Texas ("Paging & Cellular"), Apple Communication, Inc. ("Apple"), Sun Paging Communications ("Sun"), SigNet Paging of Raleigh, Inc. ("SigNet Raleigh"), Cobbwells, Inc. dba Page One ("Page One"), A.G.R. Electronics, Inc. and affiliates ("AGR"), Total Communication Services, Inc. ("Total"), Williams Metro Communications Corp. and affiliates ("Williams"), PacWest, Georgialina, VIP, Waco Communications, Inc. ("Waco"), Beepers Plus of Memphis, Inc. and affiliates ("Beepers Plus"), Dial-A-Page, Inc. ("Dial-A-Page"), Premier, LaPageCo, Oklahoma, Cimarron, Stay in Touch, AACS and Warren.

          - Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Company for the three months ended March 31, 1996, incorporating the operating revenues and expenses of the Company, Teletouch, AGR, Total, Williams, PacWest, Georgialina, VIP, Premier, LaPageCo, Oklahoma, Cimarron, Stay in Touch, AACS and Warren.

     The Pro Forma Condensed Consolidated Statements of Operations include reasonable estimates of costs and expenses which will be incurred by the Company in connection with the operation of Teletouch, Signet Charlotte, Carrier, All City, Metropolitan, Americom, Gold Coast, Lewis, Paging & Cellular, Apple, Sun, SigNet Raleigh, Page One, AGR, Total, Williams, PacWest, Georgialina, VIP, Waco, Beepers Plus, Dial-A-Page, Premier, LaPageCo, Oklahoma, Cimarron, Stay in Touch, AACS and Warren. The pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Registrant.

     Attached hereto as Exhibit 99.6 are pro forma condensed consolidated financial statements and notes thereto of the Company and its completed and pending acquisitions.

     (c)  EXHIBITS.

     Press Releases of ProNet Inc.:

     99.1 ProNet Inc. Press Release "ProNet and Teletouch Announce Merger Agreement" dated April 16, 1996.

     99.2 ProNet Inc. Press Release "ProNet Signs Definitive Agreement with Motorola to Purchase Nationwide License" dated April 23, 1996.

     99.3 ProNet Inc. Press Release "ProNet Reports Record Results for Ninth Consecutive Quarter" dated April 26, 1996.

     99.4 ProNet Inc. Press Release "ProNet Announces Two New Acquisitions" dated April 26, 1996.

     99.5 ProNet Inc. Press Release "ProNet Announces Concurrent Public Equity and Debt Offerings" dated May 8, 1996.

     99.6 ProNet Inc. Press Release "ProNet Inc. Announces Pricing of Concurrent Public Equity and Debt Offerings" dated May 31, 1996.

     Pro Forma Condensed Consolidated Financial Statements of ProNet Inc. and
Subsidiaries:

     99.7 Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996 (unaudited)
           Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 (unaudited)
           Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1996 (unaudited)

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PRONET INC.
                                             (Registrant)




                                             By:    /s/  JAN E. GAULDING
                                                -------------------------------
                                                      Jan E. Gaulding
                                                  Senior Vice President and
                                                   Chief Financial Officer
                                                  (principal financial and
                                                     accounting officer)

Date:  June 4, 1996














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                               INDEX TO EXHIBITS


   Press Releases of ProNet Inc.:

   99.1 ProNet Inc. Press Release "ProNet and Teletouch Announce Merger Agreement" dated April 16, 1996.

   99.2 ProNet Inc. Press Release "ProNet Signs Definitive Agreement with Motorola to Purchase Nationwide License" dated April 23, 1996.

   99.3 ProNet Inc. Press Release "ProNet Reports Record Results for Ninth Consecutive Quarter" dated April 26, 1996.

   99.4 ProNet Inc. Press Release "ProNet Announces Two New Acquisitions" dated April 26, 1996.

   99.5 ProNet Inc. Press Release "ProNet Announces Concurrent Public Equity and Debt Offerings" dated May 8, 1996.

   99.6 ProNet Inc. Press Release "ProNet Inc. Announces Pricing of Concurrent Public Equity and Debt Offerings" dated May 31, 1996.

   Pro Forma Condensed Consolidated Financial Statements of ProNet Inc.:

   99.7 Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996 (unaudited)
          Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 (unaudited)
          Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1996 (unaudited)